                             CONTRACT OF EMPLOYMENT


THIS AGREEMENT is entered into as of the 1st day of February 1999, between George E. King (the "Employee"), and McM Corporation, Occidental Fire & Casualty Company of North Carolina, and Wilshire Insurance Company (the three companies collectively being the "Employer").

WHEREAS the Employee is currently employed by the Employer, the Employer wishes to continue to employ the Employee and the Employee wishes to remain employed.

NOW THEREFORE in consideration of the covenants and agreements set forth hereinafter which are acknowledged to be good and valuable consideration, the Employer and the Employee agree as follows:

1. The Employer agrees to continue to employ the employee at will and the Employee agrees to continue to be so employed at will.

2. For all services rendered by the Employee, the Employer shall pay a salary to the Employee of $200,000 (the "Salary") per annum, such amount to be pro rated and paid in equal semi-monthly amounts.

3. The Employee's accrued vacation as established in accordance with the written policy of the Employer as of December 31, 1998, shall be fixed as of December 31, 1998, and such fixed amount shall be payable to the Employee at such time as he may cease to be employed by the Employer. The Employee agrees that further accrual of vacation shall cease at December 31, 1998.

4. The Employer may terminate the Employee at any time. Should the Employee be terminated, the Employee would be entitled to Post-Termination Payments (referred to hereinafter as "PTP's"). PTP's are defined as continuing installments of the Salary to be made subsequent to termination of the Employee if, and only if, the cumulative sum of the Salary measured from the date of this Agreement, shall be less than the sum of $450,000 (the "Cumulative Compensation Amount"). Neither the Employer nor the Board of Directors of the Employer may take any unilateral action, other than for Cause, that would preclude the Employee from receiving the Cumulative Compensation Amount.

5. Termination of the Employee for cause shall immediately terminate the Employer's obligation to pay the Salary or pay PTP's. "Cause" is defined as the Employee's commission of any act constituting a felony, willful misconduct or material non-performance of those duties bestowed upon him after 30 days written notice setting out the specific deficiencies in performance of those duties.

6. The Employee shall have the right to terminate his employment hereunder at any time by giving notice in writing to the Employer, the date of such notice to be considered the effective date of termination. The obligation of the Employer under this Agreement to pay Salary or PTP's shall be terminated upon the Employee giving written notice that he is terminating his employment.

7. If the Employee dies prior to the Salary accumulating to the level of the Cumulative Compensation Amount, the Employer shall pay to the Employee's estate the Salary that would otherwise be payable to the Employee under the terms of this Agreement.

8. If the Employee becomes incapacitated by reason of mental or physical disability during the term of this Agreement, the Employer shall provide short term and long term disability benefits to the Employee as are in effect under the Employer's group benefits plan as they exist from time to time.

9. No waiver of any provision of this Agreement or any change to this Agreement shall be valid unless the Board of Directors of McM Corporation approves it in writing.

10. This Agreement contains the entire understanding of the parties. This Agreement supersedes in full any prior employment agreements, written or oral, that may have existed between the Employer and any of its subsidiaries and the Employee.



AGREED TO AND ACCEPTED BY:      /s/ GEORGE E. KING
                                -----------------------------------------------
                                George E. King
                                Employee



                                /s/ PETER R. KELLOGG
                                -----------------------------------------------
                                Peter R. Kellogg
                                Chairman - Compensation Comm.



                                /s/ STEPHEN L. STEPHANO
                                -----------------------------------------------
                                Stephen L. Stephano, for the Employer
                                President/COO - McM Corporation
                                President/CEO - Occidental Fire & Casualty
                                Co. of NC
                                President/CEO - Wilshire Insurance Company

                             CONTRACT OF EMPLOYMENT


THIS AGREEMENT is entered into as of the 1st day of February 1999, between Stephen L. Stephano (the "Employee"), and McM Corporation, Occidental Fire & Casualty Company of North Carolina, and Wilshire Insurance Company (the three companies collectively being the "Employer").

WHEREAS the Employee is currently employed by the Employer, the Employer wishes to continue to employ the Employee and the Employee wishes to remain employed.

NOW THEREFORE in consideration of the covenants and agreements set forth hereinafter which are acknowledged to be good and valuable consideration, the Employer and the Employee agree as follows:

1. The Employer agrees to continue to employ the employee at will and the Employee agrees to continue to be so employed at will.

2. For all services rendered by the Employee, the Employer shall pay a salary to the Employee of $200,000 (the "Salary") per annum, such amount to be pro rated and paid in equal semi-monthly amounts.

3. The Employee's accrued vacation as established in accordance with the written policy of the Employer as of December 31, 1998, shall be fixed as of December 31, 1998, and such fixed amount shall be payable to the Employee at such time as he may cease to be employed by the Employer. The Employee agrees that further accrual of vacation shall cease at December 31, 1998.

4. The Employer may terminate the Employee at any time. Should the Employee be terminated, the Employee would be entitled to Post-Termination Payments (referred to hereinafter as "PTP's"). PTP's are defined as continuing installments of the Salary to be made subsequent to termination of the Employee if, and only if, the cumulative sum of the Salary measured from the date of this Agreement, shall be less than the sum of $450,000 (the "Cumulative Compensation Amount"). Neither the Employer nor the Board of Directors of the Employer may take any unilateral action, other than for Cause, that would preclude the Employee from receiving the Cumulative Compensation Amount.

5. Termination of the Employee for cause shall immediately terminate the Employer's obligation to pay the Salary or pay PTP's. "Cause" is defined as the Employee's commission of any act constituting a felony, willful misconduct or material non-performance of those duties bestowed upon him after 30 days written notice setting out the specific deficiencies in performance of those duties.

6. The Employee shall have the right to terminate his employment hereunder at any time by giving notice in writing to the Employer, the date of such notice to be considered the effective date of termination. The obligation of the Employer under this Agreement to pay Salary or PTP's shall be terminated upon the Employee giving written notice that he is terminating his employment.

7. If the Employee dies prior to the Salary accumulating to the level of the Cumulative Compensation Amount, the Employer shall pay to the Employee's estate the Salary that would otherwise be payable to the Employee under the terms of this Agreement.

8. If the Employee becomes incapacitated by reason of mental or physical disability during the term of this Agreement, the Employer shall provide short term and long term disability benefits to the Employee as are in effect under the Employer's group benefits plan as they exist from time to time.

9. No waiver of any provision of this Agreement or any change to this Agreement shall be valid unless the Board of Directors of McM Corporation approves it in writing.

10. This Agreement contains the entire understanding of the parties. This Agreement supersedes in full any prior employment agreements, written or oral, that may have existed between the Employer and any of its subsidiaries and the Employee.



AGREED TO AND ACCEPTED BY:           /s/ STEPHEN L. STEPHANO
                                     ------------------------------------------
                                     Stephen L. Stephano
                                     Employee



                                     /s/ PETER R. KELLOGG
                                     ------------------------------------------
                                     Peter R. Kellogg
                                     Chairman - Compensation Comm.



                                     /s/ MICHAEL D. BLINSON
                                     ------------------------------------------
                                     Michael D. Blinson, for the Employer
                                     SVP - McM Corporation
                                     SVP - Occidental Fire & Casualty Co. of NC
                                     SVP - Wilshire Insurance Company



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